UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 1998

                             WASHINGTON MUTUAL, INC.
           (Exact name of the Registrant as specified in its charter)

                          Washington 0-25188 91-1653725
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             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                  1201 Third Avenue, Seattle, Washington 98101
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               (Address of principal executive offices) (Zip Code)

       Registrants telephone number, including area code: (206) 461-2000

                                       N/A
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          (Former name or former address, if changed since last report)
















                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     On October 1, 1998, Washington Mutual, Inc. ("Washington Mutual") completed its merger with H. F. Ahmanson & Company ("Ahmanson") including its banking subsidiary, Home Savings of America, FSB.

     For the month of October 1998, the combined operations of Washington Mutual and Ahmanson produced interest income of $942.7 million and net income of $137.0 million after taxes.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WASHINGTON MUTUAL, INC.


Date:  November 16, 1998            By:  /s/ FAY L. CHAPMAN
                                             Fay L. Chapman
                                             Executive Vice President